UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14C INFORMATION

Information Statement Pursuant to Section 14(c) of the
Securities Exchange Act of 1934

Check the appropriate box:

☐	Preliminary Information Statement

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☒	Definitive Information Statement

DE ACQUISITION 3, INC.
(Name of Registrant as Specified In Its Charter)

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Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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DE ACQUISITION 3, INC.
c/o New Asia Partners LLC
US Bancorp Center, Suite 2690
800 Nicollet Mall
Minneapolis, MN 55402

June 17, 2011

To our stockholders:

On June 6, 2011, our board of directors (the “Board”) and stockholders holding 100% of the voting power of DE Acquisition 3, Inc., a Delaware corporation (the “Company”), took the following actions pursuant to unanimous written consents in lieu of a meeting in accordance with the Delaware General Corporation Law and the Company’s bylaws:

(1)	approved an amendment and restatement to our Certificate of Incorporation to, among other things:

(a)
decrease our authorized capital stock from 500,000,000 shares of common stock, par value $0.0001 (“Common Stock”) per share and 20,000,000 shares of preferred stock, par value $0.0001 per share (“Preferred Stock”) to 75,000,000 shares of Common Stock and 4,000,000 shares of Preferred Stock; and

(b)	provide the Board with the authority to amend and restate the Company’s bylaws; and

(c)
limit the personal liability of the Company’s directors to the Company or its stockholders for monetary damages for any breach of fiduciary duty by such director as a director; except that any director may be liable to the extent provided by applicable law for (i) breach of the director’s duty of loyalty to the Corporation or its stockholders, (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (iii) pursuant to Section 174 of the Delaware General Corporation Law or  (iv) for any transaction from which the director derived an improper personal benefit; and

(d)
provide that the Company shall indemnify, to the fullest extent permissible by Section 145 of the Delaware General Corporation Law, as amended from time to time, each person that such section grants the Company the power to indemnify; and

(2)	approved an amendment and restatement of the Company’s bylaws.

Enclosed you will find an information statement providing information to you regarding these corporate actions.

Your vote is not required to approve the action, and the enclosed information statement is not a request for your vote or a proxy statement.  This information statement is being provided only to inform you of the action that has been taken.

Very truly yours,

DE ACQUISITION 3, INC.

By: /s/ Dennis Nguyen
Dennis Nguyen President

INFORMATION STATEMENT
OF
DE ACQUISITION 3, INC.
c/o New Asia Partners LLC
US Bancorp Center, Suite 2690
800 Nicollet Mall
Minneapolis, MN 55402

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY

This Information Statement is first being furnished on or about June 17, 2011 to the holders of record as of the close of business on June 6, 2011  (the “Record Date”) of the common stock, par value $0.0001 per share (the “Common Stock”) of DE Acquisition 3, Inc., a Delaware corporation (the “Company”).

The Board of Directors has approved and stockholders owning 100% of the Company’s Common Stock have approved the corporate actions described herein.   Section 228 of the Delaware General Corporation Law (“DGCL”) provides that the written consent of the holders of outstanding shares of voting capital stock, having not less than the minimum number of votes which would be necessary to authorize to take such action at a meeting at which all shares entitled to vote thereon were present and voted, may be substituted for a meeting. The Company’s bylaws provide that any action that may be taken by shareholder vote may be taken pursuant to the unanimous written consent of the Company’s shareholders.

As of the close of business on the Record date, we had 5,000,000 shares of Common Stock outstanding and entitled to vote on the matters acted upon in the written consent.  Each share of Common Stock outstanding as of the close of business on the Record Date was entitled to one vote.  On the record date, stockholders owning 100% of our Common Stock, approved the actions described herein.  This Information Statement is being furnished to stockholders of record on the Record Date to provide them with certain information concerning the action in accordance with the Delaware General Corporation Law and the requirements of the Securities Exchange Act of 1934 and the regulations promulgated thereunder, including Regulation 14C.

ACTION BY BOARD OF DIRECTORS AND
CONSENTING STOCKHOLDERS

GENERAL

The Company will pay all costs associated with the distribution of this Information Statement, including the costs of printing and mailing. The Company will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending this Information Statement to the record owners of the Company’s outstanding capital stock.

The Company will only deliver one Information Statement to multiple security holders sharing an address unless the Company has received contrary instructions from one or more of the security holders. Upon written or oral request, the Company will promptly deliver a separate copy of this Information Statement and any future annual reports and information statements to any security holder at a shared address to which a single copy of this Information Statement was delivered, or deliver a single copy of this Information Statement and any future annual reports and information statements to any security holder or holders sharing an address to which multiple copies are now delivered. You should direct any such requests to the following address:

DE ACQUISITION 3, INC.
c/o New Asia Partners LLC
US Bancorp Center, Suite 2690
800 Nicollet Mall
Minneapolis, MN 55402
Facsimile No: 612-338-7332

DESCRIPTION OF THE COMPANY’S CAPITAL STOCK

The Company’s authorized capital consists of 500,000,000 shares of common stock, par value $0.0001 per share (the “Common Stock”) and 20,000,000 shares of preferred stock, par value $0.0001 per share (the “Preferred Stock”). As of the Record Date, the Company had 5,000,000 shares of Common Stock outstanding and zero shares of Preferred Stock outstanding. Holders of the Company’s Common Stock: (i) have equal ratable rights to dividends from funds legally available therefore, when, as and if declared by the Board of Directors (the “Board”); (ii) are entitled to share ratably in all of the Company’s assets available for distribution to stockholders upon liquidation, dissolution or winding up of the Company’s affairs; (iii) do not have preemptive, subscription or conversion rights, nor are there any redemption or sinking fund provisions applicable thereto; and (iv) are entitled to one vote per share on all matters on which stockholders may vote at all stockholder meetings. The Common Stock does not have cumulative voting rights.

INFORMATION ON CONSENTING STOCKHOLDERS

Section 228 of the Delaware General Corporation Law (“DGCL”) provides that the written consent of the holders of outstanding shares of voting capital stock, having not less than the minimum number of votes which would be necessary to authorize to take such action at a meeting at which all shares entitled to vote thereon were present and voted, may be substituted for a meeting. Pursuant to the Company’s bylaws, any action that may be taken by vote of the stockholders of the Company may be taken by the unanimous written consents of all of the Company’s issued and outstanding Common Stock.  As of the record date, the Company had the equivalent of 5,000,000 shares of common stock (“Voting Shares”) issued and outstanding and no shares of preferred stock issued and outstanding.  Five stockholders of record owning all of the Voting Shares on the Record Date, representing 100% of the issued and outstanding Common Stock of the Company, voted in favor of the actions described herein in a written consent dated June 6, 2011, attached hereto as Exhibit 1.  No consideration was paid for the consent of the stockholders.  The consenting stockholders’ names, affiliation with the Company and beneficial holdings are as follows:

Name	Affiliation	Voting Shares	Percentage

New Asia Partners LLC (1)	Stockholder	4,325,000	86.5%
Wyncrest Capital, Inc.	Stockholder	500,000	10.0%
Pinnacle Investment Group, LLC	Stockholder	125,000	2.5%
Northland Directions, Inc.	Stockholder	37,500	.75%
Robert Castle	Stockholder	12,500	.25%
Total		5,000,000	100.00%

(1)             Dennis Nguyen, the Company’s sole director, President and Treasurer also serves as the Chairman of New Asia Partners LLC (“NAP”) and is the sole member of Newport Capital LLC, a limited liability company that owns approximately 90% of the outstanding membership interests of NAP and therefore Mr. Nguyen may be deemed to own approximately 90% of the shares of Common Stock of the Company owned by NAP. In addition, Todd Vollmers, the Company’s Vice-President and Secretary also serves as the sole member of Wildwood Capital LLC, a limited liability company that owns approximately 10% of the issued and outstanding membership interests of NAP and therefore, Mr. Vollmers may be deemed to own approximately 10% of the issued and outstanding shares of Common Stock of the Company owned by NAP.

INTEREST OF CERTAIN PERSONS IN OR OPPOSITION TO MATTERS TO BE ACTED UPON

None.

PROPOSALS BY SECURITY HOLDERS

None.

DISSENTERS’ RIGHT OF APPRAISAL

None.

CHANGE OF CONTROL

On March 1, 2011, the Company experienced a change of control in connection with the consummation of the transactions contemplated by a Securities Purchase Agreement (the “Purchase Agreement”) and Repurchase Agreement (the “Repurchase Agreement”) dated as of such date. Pursuant to the terms of the Purchase Agreement the Company issued and sold an aggregate of 5,000,000 shares of Common Stock (the “Shares”) for an aggregate purchase price equal to $37,500 (the “Purchase Price”).  In addition, Ruth Shepley, the Company’s sole officer, director and shareholder resigned from all positions held with the Company and Dennis Nguyen was appointed to serve as the Company’s President, Treasurer and sole director and Todd Vollmers was appointed to serve as Vice President and Secretary of the Company.  The Company used the Purchase Price to repurchase an aggregate of 10,000 shares of Common Stock from Ms. Shepley, representing all of the Company’s issued and outstanding Common Stock prior to the transaction.

An aggregate of 4,325,000 of the Shares sold were issued to NAP for an aggregate purchase price equal to $32,437.50. Mr. Nguyen, our President, Secretary and sole Director, is the Chairman of NAP, with voting and investment control over approximately 90% of the shares of Common Stock owned by NAP and therefore may be deemed to beneficially own 3,892,500 of the NAP Shares, representing 77.85% of the issued and outstanding Common Stock of the Company as of March 1, 2011. Mr. Vollmers serves as General Counsel to NAP with voting and investment control over approximately 10% of the shares of Common Stock owned of record by NAP and therefore, may be deemed to beneficially own 432,500 of the NAP shares, representing 8.65% of the issued and outstanding shares of Common Stock of the Company.

The descriptions of the Purchase Agreement and Repurchase Agreement herein are intended to be a summary only and are qualified in their entirety by the terms and conditions of the Purchase Agreement and Repurchase Agreement filed as Exhibit 10.1 and 10.2 to the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission (“SEC”) on March 7, 2011 and is incorporated herein by reference.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information regarding the beneficial ownership of our Common Stock as of the Record Date by (i) each named executive officer, (ii) each member of our board of directors, (iii) each person deemed to be the beneficial owner of more than 5% of our Common stock and (iv) all of our executive officers and directors as a group. Unless otherwise indicated, each person named in the following table is assumed to have sole voting power and investment power with respect to all shares of our Common Stock listed as owned by such person. The address of each person is deemed to be the address of the issuer unless otherwise noted.  The percentage of Common Stock held by each listed person is based on 5,000,000 shares of Common Stock issued and outstanding as of the date of this Information Statement. Pursuant to Rule 13d-3 promulgated under the Exchange Act, any securities not outstanding which are subject to warrants, rights or conversion privileges exercisable within 60 days are deemed to be outstanding for purposes of computing the percentage of outstanding securities of the class owned by such person but are not deemed to be outstanding for the purposes of computing the percentage of any other person.

Shareholders	Shares of Common Stock		Percentage

New Asia Partners, LLC US Bancorp Center, Suite 2690 800 Nicollet Mall Minneapolis, MN 55402	4,325,000		86.50%

Newport Capital LLC 2740 West Lake of the Isles Parkway Minneapolis, MN 55416	3,892,500	(1)	77.85%

Wildwood Capital LLC 2461 Wildwood Dr. Shakopee, MN 55379	432,500	(2)	8.65%

Dennis Nguyen (3) US Bancorp Center, Suite 2690 800 Nicollet Mall Minneapolis, MN 55402	3,892,500	(4)	77.85%

Todd Vollmers(5) US Bancorp Center, Suite 2690 800 Nicollet Mall Minneapolis, MN 55402	432,500	(6)	8.65%

Wyncrest Capital, Inc. 800 Nicollet Mall Suite 2690 Minneapolis, MN 55402	500,000		10.0%

Ronald E. Eibensteiner US Bancorp Center, Suite 2690 800 Nicollet Mall Minneapolis, MN 55402	500,000	(7)	10.0%

All Directors and Officers as a Group (2 individuals)	4,325,000		86.50%

(1)
Represents 3,892,500 of the 4,325,000 shares of common stock owned of record by New Asia Partners, LLC (“NAP”). Newport Capital LLC (“Newport Capital”) owns approximately 90% of the outstanding interests of NAP and therefore may be deemed to beneficially own 90% of the shares of Common Stock owned of record by NAP.

(2)
Represents 432,500 of the 4,325,000 shares of common stock owned of record by NAP. Wildwood Capital LLC (“Wildwood Capital”) owns approximately 10% of the outstanding interests of NAP and therefore may be deemed to beneficially own 10% of the shares of Common Stock owned of record by NAP.

(3)	Dennis Nguyen has served as President, Treasurer and sole Director of the Company since March 1, 2011.
(4)
Represents 3,892,500 of the 4,325,000 shares of common stock owned of record by NAP and beneficially by Newport Capital. Mr. Nguyen is the Chairman of NAP and has investment and voting control over any securities of the Company beneficially owned by Newport Capital, therefore, Mr. Nguyen may be deemed to beneficially own the securities of the Company owned of record by NAP and beneficially by Newport Capital.

(5)	Mr. Vollmers has served as Vice President and Corporate Secretary of the Company since March 1, 2011.
(6)
Represents 432,500 of the 4,325,000 shares of common stock owned of record by NAP and beneficially by Wildwood Capital. Mr. Vollmers is the General Counsel to NAP and has investment and voting power over 10% of the shares of common stock owned by NAP. Therefore, Mr. Vollmers may be deemed to beneficially own 432,500 of the shares owned by NAP, representing 8.65% of the shares of the Company.

(7)
Represents the shares of Common Stock owned of record by Wyncrest Capital, Inc. (“Wyncrest”).  Mr. Eibensteiner is the President and CEO of Wyncrest, owns 100% of the outstanding common stock of Wyncrest and has sole voting and investment control over the shares of Common Stock owned of record by Wyncrest and therefore may be deemed to beneficially own the shares of Common Stock of the Company owned of record by Wyncrest.

 NOTICE TO STOCKHOLDERS OF ACTION APPROVED BY CONSENTING STOCKHOLDERS

Pursuant to Section 228 of the DGCL, we are required to provide notice of taking a corporate action by written consent to the Company’s stockholders who have not consented in writing to such action. This Information Statement serves as the notice required by Section 228. The Board and all of the Corporation’s stockholders have approved resolutions giving the Board discretionary authority, at any time during the next twelve months or prior to the next annual meeting of stockholders, whichever occurs first, to:

(1) amend and restate the Company’s Articles of Incorporation to, among other things:

(a)	decrease the authorized capital stock of the Company to 75,000,000 shares of Common Stock and 4,000,000 shares of Preferred Stock (“Authorized Capital Change”); and

(b)	provide the Board with the authority to adopt, amend or repeal the Company’s bylaws; and

(c)
limit the personal liability of the Company’s directors to the Company or its stockholders for monetary damages for any breach of fiduciary duty by such director as a director; except that any director may be liable to the extent provided by applicable law for (i) breach of the director’s duty of loyalty to the Corporation or its stockholders, (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (iii) pursuant to Section 174 of the Delaware General Corporation Law or  (iv) for any transaction from which the director derived an improper personal benefit; and

(d)
provide that the Company shall indemnify, to the fullest extent permissible by Section 145 of the Delaware General Corporation Law, as amended from time to time, each person that such section grants the Company the power to indemnify.

(2) amend and restate the Company’s bylaws (“Bylaws Amendment”).

The amendments to the Certificate of Incorporation and bylaws identified above will be referred to in this Information Statement as the “Amended and Restated Certificate” and “Amended and Restated Bylaws”, respectively. The proposed form of the Amended and Restated Certificate and Amended and Restated Bylaws are attached to this Information Statement as Exhibit A and Exhibit B to the shareholder resolutions approving the Amended and Restated Certificate and Amended and Restated Bylaws, which resolutions are attached to this Information Statement as Exhibit 1. The Amended and Restated Certificate will become effective on the date that the Amended and Restated Certificate is filed with the Secretary of State of Delaware, which date shall be selected by the Company and shall be no earlier than 20 days after the mailing of this Information Statement, as required pursuant to Federal securities laws. The Amended and Restated Bylaws will automatically be effective on the date that is 20 days from the date of the filing and mailing of this Information Statement. The Board reserves the right to forego or postpone filing the Amended and Restated Certificate and effecting the Amended and Restated Bylaws if such actions are not determined to be in the best interests of the Company and its stockholders anytime prior to the filing of the Amended and Restated Certificate with the State of Delaware or the effectiveness of the Amended and Restated Bylaws.

ACTION 1
AMENDED AND RESTATED CERTIFICATE

The Board believes it is in the Company’s best interest to amend and restate its Certificate of Incorporation for the purposes of effecting the changes described herein.

Authorized Capital Change

The Authorized Capital Change shall automatically be effected upon filing the Amended and Restated Certificate with the Secretary of State of Delaware, the Company’s authorized capital will be reduced from 520,000,000 shares to 79,000,000 shares, divided 75,000,000 common shares, par value $0.0001 per share (“Common Stock”) and 4,000,000 preferred shares, par value $0.0001 (“Preferred Stock”) per share.

The authorized but unissued shares of capital stock will be available for issuance from time to time as may be deemed advisable by the Board of Directors for various purposes including, but not limited to, the issuance of Common Stock or Preferred Stock in connection with the exercise of outstanding warrants or other convertible or derivative securities that may be issued by the Company, the issuance of Common Stock or Preferred Stock in financing or acquisition transactions and the issuance of Common Stock or Preferred Stock to consultants, contractors or employees.

The decrease in the authorized shares of our capital stock will not have any immediate effect on the rights of existing stockholders, however, the Company’s Board will be able to authorize the issuance of Common Stock and/or Preferred Stock for these transactions without the necessity, and related costs and delays, of either calling a special stockholders’ meeting or waiting for the regularly scheduled annual meeting of stockholders in order to increase the authorized capital.

 Board Authority to Adopt, Amend or Repeal the Company’s Bylaws

The Amended and Restated Certificate provides the Company with the authority to adopt, amend or repeal the Company’s Bylaws without requiring a shareholder vote.   The Company’s Bylaws currently provide that its bylaws may only be amended by a vote of no less than a majority of the issued and outstanding shares of Common Stock of the Company.  The Company believes that granting the Board with the authority to adopt, amend or repeal its Bylaws without the need to obtain shareholder approval will result in greater flexibility, less expense in permitting the Company to complete and carry out certain corporate actions in a more timely and efficient manner with board approval, where shareholder approval is not required by the Delaware General Corporation Law or other State and Federal securities laws.  The Company believes that a potential target company may be dissuaded from entering into a business combination with us if such costly and time consuming actions cannot be avoided.

While the Board currently does not intend to amend the Company’s bylaws in anyway that will have any immediate effect on the rights of existing stockholders, the Board will now have the authority to amend its bylaws in ways that may effect the rights of its stockholders without obtaining the approval of its stockholders unless such approval is otherwise required by the Delaware General Corporation Law.

Limited Director Personal Liability and Indemnification

The Amended and Restated Certificate limits the personal liability of the Company’s directors to the Company or its stockholders for monetary damages for any breach of fiduciary duty by such director as a director; except that any director may be liable to the extent provided by applicable law for (i) breach of the director’s duty of loyalty to the Corporation or its stockholders, (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (iii) pursuant to Section 174 of the Delaware General Corporation Law or  (iv) for any transaction from which the director derived an improper personal benefit.

 In addition, the Amended and Restated Certificate provides that the Company shall indemnify, to the fullest extent permissible by Section 145 of the Delaware General Corporation Law, as amended from time to time, each person that such section grants the Company the power to indemnify. The Company believes the addition of such director and officer protections are beneficial to the Company in seeking a potential target Company and completing a business combination transaction.

Action 2
AMENDED AND RESTATED BYLAWS

The Board believes it is in the Company’s best interest to amend and restate its Bylaws primarily for the purposes of effecting the changes described below.

The Company is authorized to amend its bylaws with the consent of the holders of a majority of the Company’s voting power.  The Company’s bylaws permit any action required to be approved by the Company’s stockholders to be taken with the unanimous written consent of all of the holders of the Company’s issued and outstanding capital stock. As of the Record Date there were 5 record holders of 5,000,000 shares of Common Stock issued and outstanding.  The Company believes that the amendment and restatement to the Company’s bylaws, in substantially the form attached as Exhibit B to the resolutions attached as Exhibit 1 to this Information Statement will result in greater flexibility in permitting management to complete and carry out certain corporate actions with board approval and without the need to seek shareholder approval, where such approval is not required by the Delaware General Corporation Law, the Company’s Certificate of Incorporation, Bylaws or other State and Federal securities laws.  An advantage to the adoption of the amended and restated bylaws is that time and expense associated with seeking shareholder approval by a public reporting company that results from the need to prepare and file a proxy statement prior to carrying out certain corporate actions can be avoided.

The board and its current shareholders believe that it is beneficial to the Company to be able to avoid such fees and expenses, and accomplish certain corporation actions quickly and efficiently, in that a potential target company may be dissuaded from entering into a business combination with us if such costly and time consuming actions cannot be avoided.  A disadvantage resulting from the adoption of the amended and restated bylaws is that the board of directors will now have the authority and flexibility of carrying out certain corporate actions without seeking stockholder approval, even if such actions may be considered undesirable by the stockholder.

AVAILABLE INFORMATION

For more detailed information regarding the Company, including financial statements, you may refer to our most recent Form 10-K for the period ended February 28, 2011 and all amendment thereto, as well as our recent quarterly and periodic filings with the Securities and Exchange Commission ("SEC"). This information may be found free of charge on the SEC's EDGAR database at http://www.sec.gov.

EXHIBIT 1

UNANIMOUS WRITTEN CONSENT OF THE STOCKHOLDERS
OF
DE ACQUISITION 3, INC.
a Delaware corporation

IN LIEU OF A SPECIAL MEETING OF SHAREHOLDERS

The undersigned, constituting the holders of one hundred percent (100%) of the outstanding common stock, $0.0001 par value per share (the “Common Stock”) of DE Acquisition 3, Inc., a Delaware corporation (the “Corporation”), acting pursuant to the authority granted by the Delaware General Corporation Law and the Bylaws of the Corporation, do hereby adopt the following resolutions by written consent as of June 6, 2011:

APPROVAL OF AN AMENDMENT AND RESTATEMENT
OF THE CERTIFICATE OF INCORPORATION AND BYLAWS

WHEREAS, the Board of Directors of the Corporation (the “Board”) has considered and unanimously approved a change in the authorized capital stock of the Corporation, so that the Corporation shall have 75 million shares of Common Stock and 4 million shares of preferred stock of the Corporation, par value $0.0001, which change in authorized capital shall be effected, as the Board deems prudent and advisable, at any time during the next twelve months or prior to the next Annual Meeting of Stockholders, whichever comes first (“Authorized Capital Change”); and

WHEREAS, the Board has considered and unanimously approved the proposed Certificate of Amendment to the Certificate of Incorporation substantially in the form attached hereto as Exhibit A (the “Certificate Amendment”); and

WHEREAS, the Board has considered and unanimously approved the proposed amended and restated bylaws substantially in the form attached hereto as Exhibit B (the “Amended Bylaws”); and

WHEREAS, the Board has determined that approval of the Authorized Capital Change, the form of Amended Bylaws and the form of Certificate Amendment are advisable and in the best interests of the Corporation and its stockholders and has asked the undersigned, as the holders of all of the Corporation’s common stock, to approve the Certificate Amendment and the Amended Bylaws.

NOW, THEREFORE, BE IT VOTED BY THE UNDERSIGNED, that the Certificate Amendment, the Authorized Capital Change and the Amended Bylaws are hereby ratified, adopted and approved by the undersigned and the undersigned further affirms, ratifies and approves the filing of the Certificate Amendment and adoption of the Amended Bylaws at any time during the next twelve months or prior to the next Annual Meeting of Stockholders, whichever comes first.

This Written Consent shall be added to the corporate records of the Corporation and made a part thereof, and the votes set forth below shall have the same force and effect as if adopted at a meeting duly noticed and held.

This Written Consent may be executed in counterparts and with facsimile signatures with the effect as if all parties hereto had executed the same document.  All counterparts shall be construed together and shall constitute a single Written Consent as of the date of the final signature hereto.

This Written Consent may be revoked by the undersigned at any time prior to the time upon which written consents of the number of shares required to authorize the above proposed actions have been filed with the Secretary of the Corporation.

STOCKHOLDERS:
NEW ASIA PARTNERS, LLC

By:	/s/ Dennis Nguyen
Dennis Nguyen, Chairman

No. of Shares: 4,325,000

PINNACLE INVESTMENT GROUP, LLC

By:	/s/ Jeffrey Peterson
Jeffrey Peterson, Managing Partner

No. of Shares: 125,000

WYNCREST CAPITAL, INC.

By:	/s/ Ronald E. Eibensteiner
Ronald E. Eibensteiner, President

No. of Shares: 500,000

NORTHLAND DIRECTIONS, INC.

By:	/s/ Thomas Bartzan
Thomas Bartzan, Executive Vice President

No. of Shares: 37,500

ROBERT CASTLE

By:	Robert Castle

No. of Shares: 12,5000

EXHIBIT A TO SHAREHOLDER RESOLUTIONS

STATE OF DELAWARE

AMENDED AND RESTATED
CERTIFICATE OF INCORPORATION
OF
DE ACQUISITION 3, INC.

The undersigned being the President of DE Acquisition 3, Inc. (the “Corporation”), a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware (“DGCL”), does hereby certify:

FIRST:                  This Amended and Restated Certificate of Incorporation of the Corporation herein, was duly adopted, pursuant to the provisions of Section 242 of the DGCL and the Corporation’s bylaws, by the unanimous written consent of the sole director of the Corporation and shareholders holding 100% of the issued and outstanding shares of the Corporation’s common stock.

SECOND:            The registered office in the State of Delaware is to be located at 160 Greentree Drive, Suite 101, in the City of Dover, County of Kent, Zip Code 19904. The registered agent in charge thereof is National Registered Agents, Inc.

THIRD:                 The nature of the business or purposes to be conducted or promoted is to engage in any lawful act or activity for which corporations may be organized under the General Corporation Law of Delaware (the "DGCL").

FOURTH:             The Corporation is to have perpetual existence.

FIFTH:                  The total number of shares of capital stock the Corporation shall have authority to issue is: seventy-nine million (79,000,000). These shares shall be divided into two classes with seventy-five million (75,000,000) shares designated as common stock at, $0.0001 par value (the “Common Stock”) and four million (4,000,000) shares designated as preferred stock at $0.0001 par value (“Preferred Stock”).

Holders of shares of Common Stock shall be entitled to cast one vote for each share held at all stockholders' meetings for all purposes, including the election of directors. The Common Stock does not have cumulative voting rights.

The Preferred Stock of the Corporation shall be issued by the Board of Directors of the Corporation in one or more classes or one or more series within any class and such classes or series shall have such voting powers, full or limited, or no voting powers, and such designations, preferences, limitations or restrictions as the Board of Directors of the Corporation may determine, from time to time.

SIXTH:                 The Board of Directors shall have the power to adopt, amend or repeal the by-laws of the Corporation.

SEVENTH:           No director shall be personally liable to the Corporation or its stockholders for monetary damages for any breach of fiduciary duty by such director as a director. Notwithstanding the foregoing sentence, a director shall be liable to the extent provided by applicable law, (i) for breach of the director's duty of loyalty to the Corporation or its stockholders, (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (iii) pursuant to Section 174 of the DGCL or (iv) for any transaction from which the director derived an improper personal benefit. If the DGCL hereafter is amended to authorize the further elimination or limitation of the liability of directors, then the liability of a director of the Corporation, in addition to the limitation on personal liability provided herein, shall be limited to the fullest extent permitted by the amended DGCL. No amendment to or repeal of this Article 7 shall apply to or have any effect on the liability or alleged liability of any director of the Corporation for or with respect to any acts or omissions of such director occurring prior to such amendment.

EIGHTH:              The Corporation shall indemnify, to the fullest extent permitted by Section 145 of the DGCL, as amended from time to time, each person that such section grants the Corporation the power to indemnify.

NINTH:                 The name and mailing address of the incorporator is as follows:

Name:	Ruth Shepley
Mailing Address:	6046 FM 2920, Suite 619 Spring, Texas
Zip Code:	77379

IN WITNESS WHEREOF, the Corporation has caused this Certificate of Amendment to be executed this __th day of June, 2011.

_______________________________________
Authorized Officer

EXHIBIT B TO SHAREHOLDER RESOLUTIONS

AMENDED AND RESTATED BYLAWS OF
DE ACQUISITION 3, INC.

June 6, 2011

ARTICLE I

STOCKHOLDERS

Section 1.             Certificates Representing Stock.  (a) Certificates representing stock in the corporation shall be signed by, or in the name of, the corporation by the Chairman or Vice-Chairman of the Board of Directors, if any, or by the President or a Vice-President and by the Treasurer or an Assistant Treasurer or the Secretary or an Assistant Secretary of the corporation.  Any or all the signatures on any such certificate may be a facsimile.  In case any officer, transfer agent, or registrar who has signed or whose facsimile signature has been placed upon a certificate shall have ceased to be such officer, transfer agent, or registrar before such certificate is issued, it may be issued by the corporation with the same effect as if he were such officer, transfer agent, or registrar at the date of issue.

(b)          Whenever the corporation shall be authorized to issue more than one class of stock or more than one series of any class of stock, and whenever the corporation shall issue any shares of its stock as partly paid stock, the certificates representing shares of any such class or series or of any such partly paid stock shall set forth thereon the statements prescribed by the General Corporation Law.  Any restrictions on the transfer or registration of transfer of any shares of stock of any class or series shall be noted conspicuously on the certificate representing such shares.

(c)          The corporation may issue a new certificate of stock or uncertificated shares in place of any certificate theretofore issued by it, alleged to have been lost, stolen or destroyed, and the Board of Directors may require the owner of the lost, stolen or destroyed certificate, or his legal representative, to give the Corporation a bond sufficient to indemnify the corporation against any claim that may be made against it on account of the alleged loss, theft or destruction of any such certificate or the issuance of any such new certificate or uncertificated shares.

Section 2.             Uncertificated Shares.  Subject to any conditions imposed by the General Corporation Law, the Board of Directors of the corporation may provide by resolution or resolutions that some or all of any or all classes or series of the stock of the corporation shall be uncertificated shares.  Within a reasonable time after the issuance or transfer of any uncertificated shares, the corporation shall send to the registered owner thereof any written notice prescribed by the General Corporation Law.

Section 3.             Fractional Share Interests.  The corporation may, but shall not be required to, issue fractions of a share.  If the Corporation does not issue fractions of a share, it shall (1) arrange for the disposition of fractional interests by those entitled thereto, (2) pay in cash the fair value of fractions of a share as of the time when those entitled to receive such fractions are determined, or (3) issue scrip or warrants in registered form (either represented by a certificate or uncertificated) or bearer form (represented by a certificate) which shall entitle the holder to receive a full share upon the surrender of such scrip or warrants aggregating a full share.  A certificate for a fractional share or an uncertificated fractional share shall, but scrip or warrants shall not unless otherwise provided therein, entitle the holder to exercise voting rights, to receive dividends thereon, and to participate in any of the assets of the Corporation in the event of liquidation.  The Board of Directors may cause scrip or warrants to be issued subject to the conditions that they shall become void if not exchanged for certificates representing the full shares or uncertificated full shares before a specified date, or subject to the conditions that the shares for which scrip or warrants are exchangeable may be sold by the corporation and the proceeds thereof distributed to the holders of scrip or warrants, or subject to any other conditions which the Board of Directors may impose.

Section 4.             Stock Transfers.  Upon compliance with provisions restricting the transfer or registration of transfer of shares of stock, if any, transfers or registration of transfers of shares of stock of the corporation shall be made only on the stock ledger of the corporation by the registered holder thereof, or by his attorney thereunto authorized by power of attorney duly executed and filed with the Secretary of the corporation or with a transfer agent or a registrar, if any, and, in the case of shares represented by certificates, on surrender of the certificate or certificates for such shares of stock properly endorsed and the payment of all taxes due thereon.

Section 5.             Record Date For Stockholders.  In order that the corporation may determine the stockholders entitled to notice of or to vote at any meeting of stockholders or any adjournment thereof, the Board of Directors may fix a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted by the Board of Directors, and which record date shall not be more than sixty nor less than ten days before the date of such meeting.  If no record date is fixed by the Board of Directors, the record date for determining stockholders entitled to notice of or to vote at a meeting of stockholders shall be at the close of business on the day next preceding the day on which notice is given, or, if notice is waived, at the close of business on the day next preceding the day on which the meeting is held.  A determination of stockholders of record entitled to notice of or to vote at a meeting of stockholders shall apply to any adjournment of the meeting; provided, however, that the Board of Directors may fix a new record date for the adjourned meeting.  In order that the corporation may determine the stockholders entitled to consent to corporate action in writing without a meeting, the Board of Directors may fix a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted by the Board of Directors, and which date shall not be more than ten days after the date upon which the resolution fixing the record date is adopted by the Board of Directors.  If no record date has been fixed by the Board of Directors, the record date for determining the stockholders entitled to consent to corporate action in writing without a meeting, when no prior action by the Board of Directors is required by the General Corporation Law, shall be the first date on which a signed written consent setting forth the action taken or proposed to be taken is delivered to the corporation by delivery to its registered office in the State of Delaware, its principal place of business, or an officer or agent of the corporation having custody of the book in which proceedings of meeting of stockholders are recorded.  Delivery made to the corporation's registered office shall be by hand or by certified or registered mail, return receipt requested.  If no record date has been fixed by the Board of Directors and prior action by the Board of Directors is required by the General Corporation Law, the record date for determining stockholders entitled to consent to corporate action in writing without a meeting shall be at the close of business on the day on which the Board of Directors adopts the resolution taking such prior action.  In order that the corporation may determine the stockholders entitled to receive payment of any dividend or other distribution or allotment of any rights or the stockholders entitled to exercise any rights in respect of any change, conversion, or exchange of stock, or for the purpose of any other lawful action, the Board of Directors may fix a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted, and which record date shall be not more than sixty days prior to such action.  If no record date is fixed, the record date for determining stockholders for any such purpose shall be at the close of business on the day on which the Board of Directors adopts the resolution relating thereto.

Section 6.             Meaning of Certain Terms.  As used herein in respect of the right to notice of a meeting of stockholders or a waiver thereof or to participate or vote thereat or to consent or dissent in writing in lieu of meeting, as the case may be, the term "share" or "shares" or "share of stock" or "shares of stock" or "stockholder" or "stockholders" refers to an outstanding share or shares of stock and to a holder or holders of record of outstanding shares of stock when the corporation is authorized to issue only one class of shares of stock, and said reference is also intended to include any outstanding share or shares of stock and any holder or holders of record of outstanding shares of stock of any class upon which or upon whom the certificate of incorporation confers such rights where there are two or more classes or series of shares of stock or upon which or upon whom the General Corporation Law confers such rights notwithstanding that the certificate of incorporation may provide for more than one class or series of shares of stock, one or more of which are limited or denied such rights thereunder; provided, however, that no such right shall vest in the event of an increase or a decrease in the authorized number of shares of stock of any class or series which is otherwise denied voting rights under the provisions of the certificate of incorporation, except as any provision of law may otherwise require.

Section 7.             Stockholder Meetings.

-           Time.  The annual meeting shall be held on the date and at the time fixed, from time to time, by the directors, provided that the first annual meeting shall be held on a date within thirteen months after the organization of the corporation, and each successive annual meeting shall be held on a date within thirteen months after the date of the preceding annual meeting. A special meeting shall be held on the date and at the time fixed by the directors.

-           Place.  Annual meetings and special meetings shall be held at such place, within or without the State of Delaware, as the directors may, from time to time, fix. Whenever the directors shall fail to fix such place, the meeting shall be held at the registered office of the corporation in the State of Delaware.

-           Call.  Annual meetings and special meetings may be called by the directors or by any officer instructed by the directors to call the meeting.

-           Notice or Waiver of Notice.  Written notice of all meetings shall be given, stating the place, date, hour of the meeting and stating the place within the city or other municipality or community at which the list of stockholders of the corporation may be examined.  The notice of an annual meeting shall state that the meeting is called for the election of directors and for the transaction of other business which may properly come before the meeting, and shall (if any other action which could be taken at a special meeting is to be taken at such annual meeting) state the purpose or purposes.  The notice of a special meeting shall in all instances state the purpose or purposes for which the meeting is called.  The notice of any meeting shall also include, or be accompanied by, any additional statements, information, or documents prescribed by the General Corporation Law.  Except as otherwise provided by the General Corporation Law, a copy of the notice of any meeting shall be given, personally or by mail, not less than ten days nor more than sixty days before the date of the meeting, unless the lapse of the prescribed period of time shall have been waived, and directed to each stockholder at his record address or at such other address which he may have furnished by request in writing to the Secretary of the corporation.  Notice by mail shall be deemed to be given when deposited, with postage thereon prepaid, in the United States Mail.  If a meeting is adjourned to another time, not more than thirty days hence, and/or place is made at the meeting, it shall not be necessary to give notice of the adjourned meeting unless the directors, after adjournment, fix a new record date for the adjourned meeting.  Notice need not be given to any stockholder who submits a written waiver of notice signed by him before or after the time stated therein.  Attendance of a stockholder at a meeting of stockholders shall constitute a waiver of notice of such meeting, except when the stockholder attends the meeting for the express purpose of objecting, at the beginning of the meeting, to the transaction of any business because the meeting is not lawfully called or convened.  Neither the business to be transacted at, not the purpose of, any regular or special meeting of the stockholders need be specified in any written waiver of notice.

-           Stockholder List.  The officer who has charge of the stock ledger of the corporation shall prepare and make, at least ten days before every meeting of stockholders, a complete list of the stockholders, arranged in alphabetical order, and showing the address of each stockholder and the number of shares registered in the name of each stockholder.  Such list shall be open to the examination of any stockholder, for any purpose germane to the meeting, during ordinary business hours, for a period of at least ten days prior to the meeting, either at a place within the city or other municipality or community where the meeting is to be held, which place shall be specified in the notice of the meeting, or if not so specified, at the place where the meeting is to be held.  The list shall also be produced and kept at the time and place of the meeting during the whole time thereof, and may be inspected by any stockholder who is present.  The stock ledger shall be the only evidence as to who are the stockholders entitled to examine the stock ledger, the list required by this section or the books of the corporation, or to vote at any meeting of stockholders.

-           Conduct of Meeting.  Meetings of the stockholders shall be presided over by one of the following officers in the order of seniority and if present and acting-the Chairman of the Board, if any, the Vice-Chairman of the Board, if any, the President, a Vice-President, or, if none of the foregoing is in office and present and acting, by a chairman to be chosen by the stockholders.  The Secretary of the corporation, or in his absence, an Assistant Secretary, shall act as secretary of every meeting, but if neither the Secretary nor an Assistant Secretary is present the Chairman of the meeting shall appoint a secretary of the meeting.

-           Proxy Representation.  Every stockholder may authorize another person or persons to act for him by proxy in all matters in which a stockholder is entitled to participate, whether by waiving notice of any meeting, voting or participating at a meeting, or expressing consent or dissent without a meeting.  Every proxy must be signed by the stockholder or by his attorney-in-fact.  No proxy shall be voted or acted upon after three years from its date unless such proxy provides for a longer period.  A duly executed proxy shall be irrevocable if it states that is irrevocable and, if, and only as long as it is coupled with an interest sufficient in law to support an irrevocable power.  A proxy may be made irrevocable regardless of whether the interest with which it is coupled is an interest in the stock itself or an interest in the corporation generally.

-           Inspectors.  The directors, in advance of any meeting, may, but need not, appoint one or more inspectors of election to act at the meeting or any adjournment thereof.  If any inspector or inspectors are not appointed, the person presiding at the meeting may, but need not appoint one or more inspectors.  In case any person who may be appointed as an inspector fails to appear or act, the vacancy may be filled by appointment made by the directors in advance of the meeting or at the meeting by the person presiding thereat.  Each inspector, if any, before entering upon the discharge of his duties, shall take and sign an oath faithfully to execute the duties of inspectors at such meeting with strict impartiality and according to the best of his ability.  The inspectors, if any, shall determine the number of shares of stock outstanding and the voting power of each, the shares of stock represented at the meeting, the existence of a quorum, the validity and effect of proxies, and shall receive votes, ballots, or consents, hear and determine all challenges and questions arising in connection with the right to vote, count and tabulate all votes, ballots, or consents, determine the result, and do such acts as are proper to conduct the election or vote with fairness to all stockholders. On request of the person presiding at the meeting, the inspector or inspectors, if any, shall make a report in writing of any challenge, question, or matter determined by him or them and execute a certificate of any fact found by him or them.  Except as otherwise required by subsection (e) of Section 231 of the General Corporation Law, the provisions of that Section shall not apply to the corporation.

-           Quorum.  The holders of a majority of the outstanding shares of stock shall constitute a quorum at a meeting of stockholders for the transaction of any business. The stockholders presents may adjourn the meeting despite the absence of a quorum.

-           Voting.  Each share of stock shall entitle the holder thereof to one vote.  Directors shall be elected by a plurality of the votes of the shares present in person or represented by proxy at the meeting and entitled to vote on the election of directors.  Any other action shall be authorized by a majority of the votes cast except where the General Corporation Law prescribes a different percentage of votes and/or a different exercise of voting power, and except as may be otherwise prescribed by the provisions of the certificate of incorporation and these Bylaws.  In the election of directors, and for any other action, voting need not be by ballot.

Section 8.             Stockholder Action Without Meetings.  Any action required by the General Corporation Law to be taken at any annual or special meeting of stockholders, or any action which may be taken at any annual or special meeting of stockholders, may be taken without a meeting, without prior notice and without a vote, if a consent in writing, setting forth the action so taken, shall be signed by the holders of outstanding stock having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted.  Prompt notice of the taking of the corporate action without a meeting by less than unanimous written consent shall be given to those stockholders who have not consented in writing.  Action taken pursuant to this paragraph shall be subject to the provisions of Section 228 of the General Corporation Law.

ARTICLE II

DIRECTORS

Section 1.             Functions and Definition.  The business and affairs of the corporation shall be managed by or under the direction of the Board of Directors of the corporation. The Board of Directors shall have the authority to fix the compensation of the members thereof. The use of the phrase "whole board" herein refers to the total number of directors which the corporation would have if there were no vacancies.

Section 2.             Qualifications and Number.  A director need not be a stockholder, a citizen of the United States, or a resident of the State of Delaware. The initial Board of Directors shall consist of one (1) person.  Thereafter, the number of directors may be increased or decreased from time to time by action of the stockholders or of the directors, or, if the number is not fixed, the number shall be one (1).

Section 3.             Election and Term.  The first Board of Directors, unless the members thereof shall have been named in the certificate of incorporation, shall be elected by the incorporator or incorporators and shall hold office until first annual meeting of stockholders and until their successors are elected and qualified or until their earlier resignation or removal. Any director may resign at any time upon written notice to the corporation. Thereafter, directors who are elected at an annual meeting of stockholders, and directors who are elected in the interim to fill vacancies and newly created directorships, shall hold office until the next annual meeting resignation or removal.  Except as the General Corporation Law may otherwise require, in the interim between annual meetings of stockholders or of special meetings of stockholders called for the election of directors and/or for the removal of one or more directors and for the filling of any vacancy in that connection, newly created directorships and any vacancies in the Board of Directors, including unfilled vacancies resulting from the removal of directors for cause or without cause, may be filled by the vote of a majority of the remaining directors then in office, although less than a quorum, or by the sole remaining director.

Section 4.             Meetings.

-           Time.  Meetings shall be held at such time as the Board shall fix, except that the first meeting of a newly elected Board shall be held as soon after its election as the directors may conveniently assemble.

-           Place.  Meetings shall be held at such place within or without the State of Delaware as shall be fixed by the Board.

-           Call.  No call shall be required for regular meetings for which the time and place have been fixed.  Special meetings may be called by or at the direction of the Chairman of the Board, if any, the Vice-Chairman of the Board, if any, of the President, or of a majority of the directors in office.

-           Notice or Actual or Constructive Waiver.  No notice shall be required for regular meetings for which the time and place have been fixed.  Written, oral, or any other mode of notice of the time and place shall be given for special meetings in sufficient time for the convenient assembly of the directors thereat.  Notice need not be given to any director or to any member of a committee of directors who submits a written waiver of notice signed by him before or after the time stated therein.  Attendance of any such person at a meeting shall constitute a waiver of notice of such meeting, except when he attends a meeting for the express purpose of objecting, at the beginning of the meeting, to the transaction of any business because the meeting is not lawfully called or convened.  Neither the business to be transacted at, nor the purpose of, any regular or special meeting of the directors need be specified in any written waiver of notice.

-           Quorum and Action.  A majority of the whole Board shall constitute a quorum except when a vacancy or vacancies prevents such majority, whereupon a majority of the directors in office shall constitute a quorum, provided, that such majority shall constitute at least one-third of the whole Board.  A majority of the directors present, whether or not a quorum is present, may adjourn a meeting to another time and place.  Except as herein otherwise provided, and except as otherwise provided by the General Corporation Law, the vote of the majority of the directors present at a meeting at which a quorum is present shall be the act of the Board.  The quorum and voting provisions herein stated shall not be construed as conflicting with any provisions of the General Corporation Law and these Bylaws which govern a meeting of the directors held to fill vacancies and newly created directorships in the Board or action of disinterested directors.

Any member or members of the Board of Directors or of any committee designated by the Board, may participate in a meeting of the Board, or any such committee, as the case may be, by means of conference telephone or similar communications equipment by means of which all persons participating in the meeting can hear each other.

-           Chairman of the Meeting.  The Chairman of the Board, if any and if present and acting, shall preside at all meetings.  Otherwise, the Vice-Chairman of the Board, if any and if present and acting, or the President, if present and acting, or any other director chosen by the Board, shall preside.

Section 5.             Removal of Directors.  Except as may otherwise be provided by the General Corporation Law, any director or the entire Board of Directors may be removed, with or without cause, by the holders of a majority of the shares then entitled to vote at an election of directors.

Section 6.             Committees.  The Board of Directors may, by resolution passed by a majority of the whole Board, designate one or more committees, each committee to consist of one or more of the directors of the corporation.  The Board may designate one or more directors as alternate members of any committee, who may replace any absent or disqualified member at any meeting of the committee.  In the absence or disqualification of any member of any such committee or committees, the member or members thereof present at any meeting and not disqualified from voting, whether or not he or they constitute a quorum, may unanimously appoint another member of the Board of Directors to act at the meeting in the place of any such absent or disqualified member. Any such committee, to the extent provided in the resolution of the Board, shall have and may exercise the powers and authority of the Board of Directors in the management of the business and affairs of the corporation with the exception of any authority the delegation of which is prohibited by Section 141 of the General Corporation Law, and may authorize the seal of the corporation to be affixed to all papers which may require it.

Section 7.             Written Action.  Any action required or permitted to be taken at any meeting of the Board of Directors or any committee thereof may be taken without a meeting if all members of the Board or committee, as the case may be, consent thereto in writing, and the writing or writings are filed with the minutes of proceedings of the Board or committee.

Section 8.             Board of Advisors. The Board of Directors, in its discretion, may establish a Board of Advisors, consisting of individuals who may or may not be stockholders or directors of the Corporation. The purpose of the Board of Advisors would be to advise the officers and directors of the Corporation with respect to such matters as such officers and directors shall choose, and any other matters which the members of such Board of Advisors deem appropriate in furtherance of the best interest of the Corporation. The Board of Advisors shall meet on such basis as the members thereof may determine. The Board of Directors may eliminate the Board of Advisors at any time. No member of the Board of Advisors, nor the Board of Advisors itself, shall have any authority of the Board of Directors or any decision-making power and shall be merely advisory in nature. Unless the Board of Directors determines another method of appointment, the President shall recommend possible members of the Board of Advisors to the Board of Directors, who shall approve such appointments or reject them.

ARTICLE III

OFFICERS

The officers of the corporation shall consist of a President and a Secretary, and, if deemed necessary, expedient, or desirable by the Board of Directors, a Treasurer, a Chairman of the Board, a Vice-Chairman of the Board, an Executive Vice- President, one or more other Vice-Presidents, one or more Assistant Secretaries, one or more Assistant Treasurers, and such other officers with such title as the resolution of the Board of Directors choosing them shall designate. Except as may otherwise be provided in the resolution of the Board of Directors choosing him, no officer other than the Chairman or Vice-Chairman of the Board, if any, need be a director.  Any number of offices may be held by the same person, as the directors may determine.

Unless otherwise provided in the resolution choosing him, each officer shall be chosen for a term which shall continue until the meeting of the Board of Directors following the next annual meeting of stockholders and until his successor shall have been chosen and qualified.

All officers of the corporation shall have such authority and perform such duties in the management and operation of the corporation as shall be prescribed in the resolutions of the Board of Directors designating and choosing such officers and prescribing their authority and duties, and shall have such additional authority and duties as are incident to their office except to the extent that such resolutions may be inconsistent therewith. The Secretary or an Assistant Secretary of the corporation shall record all of the proceedings of all meetings and actions in writing of stockholders, directors, and committees of directors, and shall exercise such additional authority and perform such additional duties as the Board shall assign to him. Any officer may be removed, with or without cause, by the Board of Directors. Any vacancy in any office may be filled by the Board of Directors.

ARTICLE IV

CORPORATE SEAL

The corporate seal shall be in such form as the Board of Directors shall prescribe.

ARTICLE V

FISCAL YEAR

The fiscal year of the corporation shall be fixed, and shall be subject to change, by the Board of Directors.

ARTICLE VI

AMENDMENT

These Bylaws may be adopted, amended or repealed at any time by the unanimous written consent of the Board of Directors.